                                                                   EXHIBIT 99.31


DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001









In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.






/s/ Nicholas J. Davison
---------------------------
Nicholas J. Davison
Senior Vice President




/s/ Randall L. Talcott
---------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

  Attachment 1             Summary of Bank and Investment Accounts
  Attachment 2             Schedule of Receipts and Disbursements
  Attachment 3             Bank and Investment Account Statements
  Attachment 4             Income Statement
  Attachment 5             Balance Sheet
  Attachment 6             Summary of Due To/Due From Intercompany Accounts
  Attachment 7             Accounts Receivable Aging
  Attachment 8             Accounts Payable Detail
  Attachment 9             Notes to November Monthly Operating Report

 20-Jan-02                 Summary Of Bank And Investment Accounts                         Attachment 1
 9:45 AM                             AMCV Holdings, Inc.
SUMMARY                           Case No: 01-10973 (EIK)                                    UNAUDITED
AMCV HOLDINGS, INC.      For Period Of 23 October- 30 November, 2001

                                Balances
                        --------------------------------   Receipts &        Bank
                          Opening           Closing        Disbursements     Statements       Account
Account                 As Of 10/23/01    As Of 11/30/01   Included          Included         Reconciled
-------                 --------------    --------------   --------          --------         ----------

No Bank Or Investment        NA               NA               NA                NA               NA
Accounts

 20-Jan-02                      Receipts & Disbursements           Attachment 2
 11:23 AM                           AMCV Holdings, Inc.
 Summary                          Case No: 01-10973 (EIK)

AMCV Holdings, Inc.   For Period Of 23 October - 30 November, 2001




       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

20-Jan-02          Concentration & Investment Account Statements    Attachment 3
12:37 PM                         AMCV Holdings. Inc.
Summary                        Case No: 01-10973 (EIK)
AMCV Holdings, Inc. For Period Of 23 October - 30 November, 2001
Attach 2&3


          No Statements Due To No Concentration Or Investment Accounts

                                                                    ATTACHMENT 4


                          AMCV US SET OF BOOKS          Date: 21-JAN-02 18:30:07
                            INCOME STATEMENT                             Page: 1
                         Current Period: NOV-01

  Currency USD
    Company=12 (AMCV - HOLDINGS)

                                                 PTD-Actual
                                                 NOV-01
                                                 -----------
Revenue
  Gross Revenue                                         0.00
  Allowances                                            0.00
                                                 -----------
  Net Revenue                                           0.00
Operating Expenses
  Air                                                   0.00
  Hotel                                                 0.00
  Commissions                                           0.00
  Onboard Expenses                                      0.00
  Passenger Expenses                                    0.00
  Vessel Expenses                                       0.00
  Layup/Drydock Expense                                 0.00
  Vessel Insurance                                      0.00
                                                 -----------
  Total Operating Expenses                              0.00
                                                 -----------
  Gross Profit                                          0.00
SG&A Expenses
  Sales & Marketing                                     0.00
  Pre-Opening Costs                                     0.00
                                                 -----------
  Total SG&A Expenses                                   0.00
                                                 -----------
  EBITDA                                                0.00
  Depreciation                                          0.00
                                                 -----------
  Operating Income                                      0.00
  Other Expense/(Income)
  Interest Income                                       0.00
  Interest Expense                                      0.00
    Equity in Earnings for Sub                    915,321.32
                                                 -----------
    Total Other Expense/(Income)                 (915,321.32)
                                                 -----------
    Net Pretax Income/(Loss)                      915,321.32
                                                 -----------
    Income Tax Expense                                  0.00
                                                 -----------

    Net Income/(Loss)                             915,321.32
                                                 -----------

                                                                    ATTACHMENT 5



                            AMCV US SET OF BOOKS        Date: 21-JAN-02 15:09:32
                                 BALANCE SHEET                           Page: 1
                           Current Period: NOV-01

currency USD
  Company=12 (AMCV - HOLDINGS)

                                                 YTD-Actual                YTD-Actual
                                                 NOV-01                    OCT-01
                                                 ----------                ----------
ASSETS
 Cash and Equivalent                                   0.00                      0.00
 Restricted Cash                                       0.00                      0.00
 Marketable Securities                                 0.00                      0.00
 Accounts Receivable                                   0.00                      0.00
 Inventories                                           0.00                      0.00
 Prepaid Expenses                                      0.00                      0.00
 Other Current Assets                                  0.00                      0.00
                                                 ----------                ----------
       Total Current Assets                            0.00                      0.00
 Fixed Assets                                          0.00                      0.00
 Accumulated Depreciation                              0.00                      0.00
                                                 ----------                ----------
       Net Fixed Assets                                0.00                      0.00
 Net Goodwill                                          0.00                      0.00
 Intercompany Due To/From                              0.00                      0.00
 Net Deferred Financing Fees                           0.00                      0.00
 Net Investment in subsidiaries                   (2,756.02)              (918,077.34)
 Other Non Current Assets                              0.00                      0.00
                                                 ----------                ----------
Total Other Assets
Total Assets                                      (2,756.02)               918,077.34)
                                                 ----------                ----------
                                                  (2,756.02)               918,077.34)
                                                 ----------                ----------

                              AMCV US SET OF BOOKS      Date: 21-JAN-02 15:09:32
                                 BALANCE SHEET                           Page: 2
                            Current Period: NOV-01


 Currency USD
  Company=12 (AMCV - HOLDINGS)

                                                      YTD-Actual              YTD-Actual
                                                      NOV-01                  OCT-01
                                                      -------------           -------------
LIABILITIES
      Accounts Payable                                         0.00                    0,00
      Accrued Liabilities                                      0.00                    0.00
      Deposits                                                 0.00                    0.00
                                                      -------------           -------------
             Total Current Liabilities                         0.00                    0.00
      Long Term Debt                                           0.00                    0.00
      Other Long Term Liabilities                              0.00                    0.00
                                                      -------------           -------------
             Total Liabilities                                 0.00                    0.00

OTHER
       Liabilities Subject to Compromise                       0.00                    0.00
                                                      -------------           -------------
              Total Other                                      0.00                    0.00
 OWNER'S EQUITY
       Common Stock                                        9,440.25                9,440.25
       Add'1 Paid In Capital                          79,208,059.85           79,208,059.85
       Current Net Income (Loss)                     (12,585,341.89)         (13,500,663.21)
       Retained Earnings                             (66,634,914.23)         (66,634,914.23)
                                                      -------------           -------------
              Total Owner's Equity                        (2,756.02)            (918,077.34)
                                                      -------------           -------------
              Total Liabilities & Other &                 (2,756.02)            (918,077.34)
                                                      -------------           -------------

                                                                    ATTACHMENT 6



                          AMCV HOLDINGS, INC. 01-10973
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001


                                   BEGINNING                             ENDING
AFFILIATE NAME     CASE NUMBER      BALANCE      DEBITS    CREDITS       BALANCE
NONE

                               AMCV Holdings, Inc




                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001








                                  Attachment 7


                                 Not Applicable

                               AMCV Holdings, Inc




                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001








                                  Attachment 8


                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets; nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.